TURNAROUND INVESTMENT TRUST
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                            THE TURNAROUND FUND^(TM)
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                                   SUPPLEMENT
                            Dated September 20, 2005

This Supplement to the Prospectus and Statement of Additional Information ("SAI") dated June 28, 2005 for The Turnaround Fund ("Fund"), a series of the Turnaround Investment Trust, updates the Prospectus and SAI to revise the information as described below. Together, the Fund's Prospectus and SAI dated June 28, 2005 and this Supplement constitute the Fund's current Prospectus and SAI. For further information, please contact the Fund toll-free at 1-800-773-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

o The following paragraph replaces the "Disclosure of Portfolio Holdings" section found on page 3 of the Prospectus:

     The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.theturnaroundfund.com within fifteen (15) days after the close of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. To reach this information, click on the link entitled "Top Ten Holdings". The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

o The following sentence is being added as the last sentence of the third paragraph of the "Disclosure of Portfolio Holdings" section beginning on page 21 of the SAI:

     In addition, the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information as described in the Fund's Prospectus.

          Investors Should Retain This Supplement for Future Reference
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